CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER(S) AND PRINCIPAL FINANCIAL OFFICER(S) OF THE REGISTRANT AS REQUIRED BY RULE 30a-2(a) UNDER THE ACT (17CFR270.30a-2(a)):

I, Brian T. Jeffries, certify that:

1.   I have reviewed this report on Form N-Q of Ambassador Funds;

2.   Based on my knowledge, this report does not contain any untrue statement of  a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements  were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge, the schedules of investments included in this report fairly present in all material  respects the  investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.   The  registrant's  other  certifying  officer and I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in  Rule  30a-3(c)  under  the  Investment  Company  Act of  1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls and procedures to be designed under our  supervision, to ensure that material information relating to the  registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     (b)  Designed such internal control over financial reporting, or caused such internal controls and procedures to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c)  Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this report,  based on such evaluation; and

     (d)  Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

     (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  May 23, 2012                            /s/ Brian T. Jeffries

                                                                Brian T. Jeffries,

                                                                Principal Executive Officer

I, Maria C. De Nicolo, certify that:

1.   I have reviewed this report on Form N-Q of Ambassador Funds;

2.   Based on my knowledge, this report does not contain any untrue statement of  a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements  were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge, the schedules of investments included in this report fairly present in all material  respects the  investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.   The  registrant's  other  certifying  officer and I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in  Rule  30a-3(c)  under  the  Investment  Company  Act of  1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls and procedures to be designed under our  supervision, to ensure that material information relating to the  registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     (b)  Designed such internal control over financial reporting, or caused such internal controls and procedures to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c)  Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this report,  based on such evaluation; and

     (d)  Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

     (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  May 23, 2012                             /s/ MARIA C. DE NICOLO

                                                                 Maria C. De Nicolo,

                                                                 Principal Financial Officer